Third Quarter
Financial Supplement

September 30, 2008

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	25
Expenses by Major Category	26
Spreads by Product	27

INTERNATIONAL
Statement of Operating Earnings Available to Common Shareholders	28

AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	29
Written Premiums by Product and Selected Financial Information and Supplemental Data	32

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	33

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	34
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	36
Summary of Fixed Maturity Securities Available-for-Sale By Sector and Quality Distribution and Summary of Commercial Mortgage Loans By Region and Property Type	37
Summary of Real Estate and Summary of Mortgages and Consumer Loans	38

OTHER INFORMATION `
Company Ratings	39
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings available to common shareholders is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, less preferred stock dividends. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated October 29, 2008, for the three months ended September 30, 2008, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2007	2007	2008	2008	2008

Net income	$1,019	$1,118	$648	$946	$630
Preferred stock dividends	34	35	33	31	30

Net income available to common shareholders	985	1,083	615	915	600

Net investment gains (losses)	(279)	(168)	(738)	(330)	738
Net investment gains (losses) tax provision	96	39	262	104	(282)

Net investment gains (losses), net of income tax (1) (2)	(183)	(129)	(476)	(226)	456

Adjustments related to universal life and investment-type product policy fees	(4)	2	5	(3)	—
Adjustments related to policyholder benefits and dividends	(65)	9	(127)	165	(96)
Adjustments related to other expenses	37	19	114	144	(1)
Adjustments related to tax provision	12	(8)	6	(109)	36

Adjustments related to net investment gains (losses), net of income tax (3)	(20)	22	(2)	197	(61)

Discontinued operations, net of income tax	75	27	19	59	(434)

Operating earnings available to common shareholders (4)	$1,113	$1,163	$1,074	$885	$639

Net income available to common shareholders per common share — diluted	$1.29	$1.44	$0.84	$1.26	$0.83
Net investment gains (losses), net of income tax	(0.24)	(0.17)	(0.65)	(0.31)	0.63
Adjustments related to net investment gains (losses), net of income tax	(0.03)	0.03	0.00	0.27	(0.08)
Discontinued operations, net of income tax	0.10	0.04	0.03	0.08	(0.60)

Operating earnings available to common shareholders — diluted	$1.46	$1.54	$1.46	$1.22	$0.88

Weighted average common shares outstanding — diluted	762.7	754.1	732.7	726.5	726.9

Book value per common share (actual common shares outstanding)	$44.18	$45.44	$43.64	$42.97	$36.46
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$44.10	$43.96	$45.09	$46.51	$47.12

Book value per common share — diluted (weighted average common shares outstanding)	$42.88	$43.94	$42.25	$41.98	$35.48
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$42.81	$42.51	$43.65	$45.43	$45.85

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
	2007	2007	2008	2008	2008

Common shares outstanding, beginning of period	742.8	740.3	729.2	709.4	709.7
Treasury stock	(2.5)	(11.1)	(19.8)	0.3	(2.4)

Common shares outstanding, end of period	740.3	729.2	709.4	709.7	707.3

Weighted average common shares outstanding — basic	744.0	735.9	720.4	712.8	718.1
Dilutive effect of stock-based awards	10.9	11.0	8.7	9.4	8.6
Dilutive effect of stock purchase contracts underlying common equity units	7.8	7.2	3.6	4.3	0.2

Weighted average common shares outstanding — diluted	762.7	754.1	732.7	726.5	726.9

MetLife Policyholder Trust shares	265.2	260.7	256.6	253.4	246.7

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $41 million, $45 million, ($5) million, ($26) million and ($1) million for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $5 million for the three months ended December 31, 2007. There were no discontinued operations included in net investment gains (losses) from other real estate and real estate joint ventures for any other period presented.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

ASSETS
Assets
Fixed maturity securities, available-for-sale, at estimated fair value	$243,439	$232,844	$234,701	$231,523	$212,645
Equity securities, available-for-sale, at estimated fair value	6,106	5,913	5,369	5,230	3,477
Trading securities, at estimated fair value	824	779	808	883	788
Mortgage and consumer loans	44,022	46,198	46,964	48,200	50,646
Policy loans	9,303	9,360	9,700	9,715	9,776
Real estate and real estate joint ventures	6,360	6,769	6,963	7,328	7,556
Other limited partnership interests	5,371	6,155	6,349	6,707	6,353
Short-term investments	1,573	2,573	2,566	1,933	2,570
Other invested assets	6,799	8,064	9,795	8,606	9,745

Total Investments	323,797	318,655	323,215	320,125	303,556
Cash and cash equivalents	8,163	9,964	10,570	13,452	20,209
Accrued investment income	3,830	3,551	3,278	3,213	3,273
Premiums and other receivables	15,299	13,390	13,664	14,076	17,865
Deferred policy acquisition costs and value of business acquired	17,886	18,008	18,362	19,095	20,347
Current income tax recoverable	—	336	417	712	762
Deferred income tax assets	—	—	—	—	1,625
Goodwill	4,813	4,814	4,998	5,065	5,036
Assets of subsidiaries held-for-sale	21,534	22,037	22,253	22,858	—
Other assets	7,608	8,239	8,314	8,177	8,823
Separate account assets	160,662	160,142	152,555	149,686	139,803

Total Assets	$563,592	$559,136	$557,626	$556,459	$521,299

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$125,245	$126,174	$127,794	$127,709	$128,762
Policyholder account balances	132,336	130,692	134,937	137,073	139,132
Other policyholder funds	8,235	7,994	8,268	8,393	8,446
Policyholder dividends payable	1,045	994	993	1,037	1,077
Policyholder dividend obligation	630	789	119	—	—
Short-term debt	1,880	667	632	623	1,106
Long-term debt	8,931	9,100	9,125	9,167	10,811
Collateral financing arrangements	2,327	4,882	4,942	4,997	5,132
Junior subordinated debt securities	3,381	4,075	4,075	4,825	3,759
Shares subject to mandatory redemption	120	—	—	—	—
Liabilities of subsidiaries held-for-sale	19,524	19,958	20,240	20,839	—
Current income tax payable	249	—	—	—	—
Deferred income tax liability	507	1,516	572	272	—
Payables for collateral under securities loaned and other transactions	49,283	44,136	46,649	45,979	43,299
Other liabilities	14,491	12,838	13,726	13,318	12,139
Separate account liabilities	160,662	160,142	152,555	149,686	139,803

Total Liabilities	528,846	523,957	524,627	523,918	493,466

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,522	17,098	17,600	17,647	17,602
Retained earnings	19,342	19,884	20,526	21,441	22,041
Treasury stock, at cost	(2,183)	(2,890)	(4,108)	(4,047)	(4,279)
Accumulated other comprehensive income	56	1,078	(1,028)	(2,509)	(7,540)

Total Stockholders’ Equity	34,746	35,179	32,999	32,541	27,833

Total Liabilities and Stockholders’ Equity	$563,592	$559,136	$557,626	$556,459	$521,299

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

REVENUES
Premiums	$5,717	$5,935	$6,295	$6,344	$6,789
Universal life and investment-type product policy fees	1,317	1,407	1,411	1,421	1,372
Investment income, net	4,577	4,801	4,298	4,290	4,059
Other revenues	345	361	368	352	421

	11,956	12,504	12,372	12,407	12,641

EXPENSES
Policyholder benefits and dividends	6,382	6,527	6,905	7,207	7,629
Interest credited to policyholder account balances	1,419	1,385	1,222	1,189	1,125
Interest credited to bank deposits	50	49	44	39	40
Interest expenses	241	251	269	253	253
Other expenses	2,229	2,612	2,349	2,464	2,637

	10,321	10,824	10,789	11,152	11,684

Operating earnings before provision for income tax	1,635	1,680	1,583	1,255	957
Provision for income tax	488	482	476	339	288

Operating earnings	1,147	1,198	1,107	916	669
Preferred stock dividends	34	35	33	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,113	$1,163	$1,074	$885	$639

Net Income Reconciliation
Operating earnings available to common shareholders	$1,113	$1,163	$1,074	$885	$639

Net investment gains (losses)	(279)	(168)	(738)	(330)	738
Net investment gains (losses) tax provision	96	39	262	104	(282)

Net investment gains (losses), net of income tax	(183)	(129)	(476)	(226)	456

Adjustments related to universal life and investment-type product policy fees	(4)	2	5	(3)	—
Adjustments related to policyholder benefits and dividends	(65)	9	(127)	165	(96)
Adjustments related to other expenses	37	19	114	144	(1)
Adjustments related to tax provision	12	(8)	6	(109)	36

Adjustments related to net investment gains (losses), net of income tax (1)	(20)	22	(2)	197	(61)

Discontinued operations, net of income tax	75	27	19	59	(434)

Net income available to common shareholders	985	1,083	615	915	600
Preferred stock dividends	34	35	33	31	30

Net income	$1,019	$1,118	$648	$946	$630

Premiums, Fees and Other Revenues	$7,379	$7,703	$8,074	$8,117	$8,582

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	September 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

ASSETS
Total investments	$303,556	$137,355	$114,168	$15,723	$4,034	$32,276
Cash and cash equivalents	20,209	1,685	4,460	1,689	(137)	12,512
Accrued investment income	3,273	1,285	1,209	218	58	503
Premiums and other receivables	17,865	5,806	3,006	829	906	7,318
Deferred policy acquisition costs and value of business acquired	20,347	979	16,482	2,690	189	7
Current income tax recoverable	762	240	1,107	(43)	29	(571)
Deferred income tax assets	1,625	2,816	(1,984)	50	170	573
Goodwill	5,036	1,051	2,957	404	157	467
Other assets	8,823	1,862	3,569	430	438	2,524
Separate account assets	139,803	49,860	84,769	5,189	—	(15)

Total Assets	$521,299	$202,939	$229,743	$27,179	$5,844	$55,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$128,762	$53,682	$57,221	$9,827	$3,201	$4,831
Policyholder account balances	139,132	71,622	56,410	5,379	—	5,721
Other policyholder funds	8,446	3,569	3,130	1,436	48	263
Policyholder dividends payable	1,077	—	1,077	—	—	—
Short-term debt	1,106	—	—	—	—	1,106
Long-term debt	10,811	—	108	180	—	10,523
Collateral financing arrangements	5,132	—	—	—	—	5,132
Junior subordinated debt securities	3,759	—	—	—	—	3,759
Payables for collateral under securities loaned and other transactions	43,299	15,065	15,142	—	35	13,057
Other liabilities	12,139	2,836	2,748	1,512	906	4,137
Separate account liabilities	139,803	49,860	84,769	5,189	—	(15)

Total Liabilities	493,466	196,634	220,605	23,523	4,190	48,514

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	8
Allocated equity (1)	39,643	10,162	10,683	3,668	1,862	13,268
Treasury stock	(4,279)	—	—	—	—	(4,279)
Accumulated other comprehensive income (loss)	(7,540)	(3,857)	(1,545)	(12)	(208)	(1,918)

Total Stockholders’ Equity	27,833	6,305	9,138	3,656	1,654	7,080

Total Liabilities and Stockholders’ Equity	$521,299	$202,939	$229,743	$27,179	$5,844	$55,594

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,789	$4,065	$1,078	$893	$745	$8
Universal life and investment-type product policy fees	1,372	215	893	264	—	—
Investment income, net	4,059	1,850	1,652	348	48	161
Other revenues	421	223	147	—	9	42

	12,641	6,353	3,770	1,505	802	211

EXPENSES
Policyholder benefits and dividends	7,629	4,519	1,757	869	472	12
Interest credited to policyholder account balances	1,125	623	496	6	—	—
Capitalization of deferred policy acquisition costs	(777)	(53)	(406)	(204)	(114)	—
Amortization of deferred policy acquisition costs	702	41	512	36	113	—
Other expenses	3,005	624	1,084	580	197	520

	11,684	5,754	3,443	1,287	668	532

Operating earnings before provision for income tax	957	599	327	218	134	(321)
Provision for income tax	288	203	109	74	33	(131)

Operating earnings	669	396	218	144	101	(190)
Preferred stock dividends	30	—	—	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$639	$396	$218	$144	$101	($220)

Net Income Reconciliation
Operating earnings available to common shareholders	$639	$396	$218	$144	$101	($220)

Net investment gains (losses)	738	215	353	263	(67)	(26)
Net investment gains (losses) tax provision	(282)	(74)	(126)	(100)	23	(5)

Net investment gains (losses), net of income tax	456	141	227	163	(44)	(31)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(96)	57	(71)	(82)	—	—
Adjustments related to other expenses	(1)	—	(1)	—	—	—
Adjustments related to tax provision	36	(20)	27	29	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(61)	37	(45)	(53)	—	—

Discontinued operations, net of income tax	(434)	—	—	—	—	(434)

Net income available to common shareholders	600	574	400	254	57	(685)
Preferred stock dividends	30	—	—	—	—	30

Net income	$630	$574	$400	$254	$57	($655)

Premiums, Fees and Other Revenues	$8,582	$4,503	$2,118	$1,157	$754	$50

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2007
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$5,717	$3,081	$1,099	$780	$750	$7
Universal life and investment-type product policy fees	1,317	201	878	238	—	—
Investment income, net	4,577	2,068	1,725	370	47	367
Other revenues	345	181	146	4	10	4

	11,956	5,531	3,848	1,392	807	378

EXPENSES
Policyholder benefits and dividends	6,382	3,447	1,761	708	455	11
Interest credited to policyholder account balances	1,419	802	506	111	—	—
Capitalization of deferred policy acquisition costs	(813)	(58)	(423)	(206)	(126)	—
Amortization of deferred policy acquisition costs	540	57	329	36	118	—
Other expenses	2,793	571	1,122	541	215	344

	10,321	4,819	3,295	1,190	662	355

Operating earnings before provision for income tax	1,635	712	553	202	145	23
Provision for income tax	488	245	190	67	36	(50)

Operating earnings	1,147	467	363	135	109	73
Preferred stock dividends	34	—	—	—	—	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,113	$467	$363	$135	$109	$39

Net Income Reconciliation
Operating earnings available to common shareholders	$1,113	$467	$363	$135	$109	$39

Net investment gains (losses)	(279)	(271)	(35)	18	—	9
Net investment gains (losses) tax provision	96	96	11	(5)	—	(6)

Net investment gains (losses), net of income tax	(183)	(175)	(24)	13	—	3

Adjustments related to universal life and investment-type product policy fees	(4)	—	(4)	—	—	—
Adjustments related to policyholder benefits and dividends	(65)	(31)	(52)	17	—	1
Adjustments related to other expenses	37	—	37	—	—	—
Adjustments related to tax provision	12	11	7	(6)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(20)	(20)	(12)	11	—	1

Discontinued operations, net of income tax	75	—	—	44	—	31

Net income available to common shareholders	985	272	327	203	109	74
Preferred stock dividends	34	—	—	—	—	34

Net income	$1,019	$272	$327	$203	$109	$108

Premiums, Fees and Other Revenues	$7,379	$3,463	$2,123	$1,022	$760	$11

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Nine Months Ended September 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$19,428	$11,237	$3,216	$2,717	$2,232	$26
Universal life and investment-type product policy fees	4,204	647	2,710	847	—	—
Investment income, net	12,647	5,815	5,039	987	149	657
Other revenues	1,141	584	450	13	30	64

	37,420	18,283	11,415	4,564	2,411	747

EXPENSES
Policyholder benefits and dividends	21,741	12,493	5,259	2,461	1,492	36
Interest credited to policyholder account balances	3,536	1,893	1,501	142	—	—
Capitalization of deferred policy acquisition costs	(2,330)	(178)	(1,165)	(646)	(337)	(4)
Amortization of deferred policy acquisition costs	2,048	131	1,321	248	343	5
Other expenses	8,630	1,825	3,220	1,710	598	1,277

	33,625	16,164	10,136	3,915	2,096	1,314

Operating earnings before provision for income tax	3,795	2,119	1,279	649	315	(567)
Provision for income tax	1,103	717	426	221	64	(325)

Operating earnings	2,692	1,402	853	428	251	(242)
Preferred stock dividends	94	—	—	—	—	94

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,598	$1,402	$853	$428	$251	($336)

Net Income Reconciliation
Operating earnings available to common shareholders	$2,598	$1,402	$853	$428	$251	($336)

Net investment gains (losses)	(330)	(407)	(1)	249	(91)	(80)
Net investment gains (losses) tax provision	84	145	(3)	(105)	31	16

Net investment gains (losses), net of income tax	(246)	(262)	(4)	144	(60)	(64)

Adjustments related to universal life and investment-type product policy fees	2	—	2	—	—	—
Adjustments related to policyholder benefits and dividends	(58)	104	(225)	63	—	—
Adjustments related to other expenses	257	—	257	—	—	—
Adjustments related to tax provision	(67)	(37)	(8)	(22)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	134	67	26	41	—	—

Discontinued operations, net of income tax	(356)	—	—	—	—	(356)

Net income available to common shareholders	2,130	1,207	875	613	191	(756)
Preferred stock dividends	94	—	—	—	—	94

Net income	$2,224	$1,207	$875	$613	$191	($662)

Premiums, Fees and Other Revenues	$24,773	$12,468	$6,376	$3,577	$2,262	$90

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Nine Months Ended September 30, 2007
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$17,050	$9,279	$3,271	$2,272	$2,205	$23
Universal life and investment-type product policy fees	3,915	578	2,622	715	—	—
Investment income, net	13,567	6,174	5,284	890	142	1,077
Other revenues	1,105	546	446	22	28	63

	35,637	16,577	11,623	3,899	2,375	1,163

EXPENSES
Policyholder benefits and dividends	18,883	10,307	5,264	1,947	1,332	33
Interest credited to policyholder account balances	4,067	2,290	1,508	269	—	—
Capitalization of deferred policy acquisition costs	(2,234)	(191)	(1,193)	(486)	(358)	(6)
Amortization of deferred policy acquisition costs	1,798	182	1,042	216	349	9
Other expenses	8,107	1,796	3,280	1,420	621	990

	30,621	14,384	9,901	3,366	1,944	1,026

Operating earnings before provision for income tax	5,016	2,193	1,722	533	431	137
Provision for income tax	1,494	753	591	158	108	(116)

Operating earnings	3,522	1,440	1,131	375	323	253
Preferred stock dividends	102	—	—	—	—	102

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,420	$1,440	$1,131	$375	$323	$151

Net Income Reconciliation
Operating earnings available to common shareholders	$3,420	$1,440	$1,131	$375	$323	$151

Net investment gains (losses)	(663)	(668)	(122)	63	12	52
Net investment gains (losses) tax provision	236	237	42	(20)	(4)	(19)

Net investment gains (losses), net of income tax	(427)	(431)	(80)	43	8	33

Adjustments related to universal life and investment-type product policy fees	(14)	—	(14)	—	—	—
Adjustments related to policyholder benefits and dividends	(165)	(30)	(159)	23	—	1
Adjustments related to other expenses	106	—	106	—	—	—
Adjustments related to tax provision	28	11	25	(8)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(45)	(19)	(42)	15	—	1

Discontinued operations, net of income tax	149	—	—	(3)	—	152

Net income available to common shareholders	3,097	990	1,009	430	331	337
Preferred stock dividends	102	—	—	—	—	102

Net income	$3,199	$990	$1,009	$430	$331	$439

Premiums, Fees and Other Revenues	$22,070	$10,403	$6,339	$3,009	$2,233	$86

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

INSTITUTIONAL	$467	$527	$558	$448	$396

INDIVIDUAL	363	380	312	323	218

INTERNATIONAL	135	193	137	147	144

AUTO & HOME	109	103	98	52	101

CORPORATE, OTHER & ELIMINATIONS	39	(40)	(31)	(85)	(220)

CONSOLIDATED	$1,113	$1,163	$1,074	$885	$639

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) International Operations, page 28; (iv) Auto & Home Operations, page 29; and (v) Corporate, Other & Eliminations, page 33. A Consolidated reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc. appears on page 4.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except number of	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
sales representatives)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$3,081	$3,113	$3,573	$3,599	$4,065	$9,279	$11,237
Universal life and investment-type product policy fees	201	224	224	208	215	578	647
Investment income, net	2,068	2,210	2,026	1,939	1,850	6,174	5,815
Other revenues	181	180	190	171	223	546	584

	5,531	5,727	6,013	5,917	6,353	16,577	18,283

EXPENSES
Policyholder benefits and dividends	3,447	3,495	3,926	4,048	4,519	10,307	12,493
Interest credited to policyholder account balances	802	778	669	601	623	2,290	1,893
Other expenses	570	652	574	592	612	1,787	1,778

	4,819	4,925	5,169	5,241	5,754	14,384	16,164

Operating earnings before provision for income tax	712	802	844	676	599	2,193	2,119
Provision for income tax	245	275	286	228	203	753	717

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$467	$527	$558	$448	$396	$1,440	$1,402

Net Income Reconciliation
Operating earnings available to common shareholders	$467	$527	$558	$448	$396	$1,440	$1,402

Net investment gains (losses)	(271)	(128)	(744)	122	215	(668)	(407)
Net investment gains (losses) tax provision	96	42	260	(41)	(74)	237	145

Net investment gains (losses), net of income tax	(175)	(86)	(484)	81	141	(431)	(262)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(31)	27	15	32	57	(30)	104
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	11	(9)	(5)	(12)	(20)	11	(37)

Adjustments related to net investment gains (losses), net of income tax (1)	(20)	18	10	20	37	(19)	67

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	272	459	84	549	574	990	1,207
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$272	$459	$84	$549	$574	$990	$1,207

Premiums, Fees and Other Revenues	$3,463	$3,517	$3,987	$3,978	$4,503	$10,403	$12,468

Number of Sales Representatives	636	637	656	647	628	636	628

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,556	$1,525	$1,642	$1,693	$1,666	$4,706	$5,001
Universal life and investment-type product policy fees	196	221	220	205	211	569	636
Investment income, net	347	358	334	341	315	1,012	990
Other revenues	18	16	16	16	19	63	51

	2,117	2,120	2,212	2,255	2,211	6,350	6,678

EXPENSES
Policyholder benefits and dividends	1,614	1,599	1,736	1,751	1,692	4,805	5,179
Interest credited to policyholder account balances	155	147	128	122	121	461	371
Other expenses	163	232	168	176	178	520	522

	1,932	1,978	2,032	2,049	1,991	5,786	6,072

Operating earnings before provision for income tax	185	142	180	206	220	564	606
Provision for income tax	64	49	61	70	75	194	206

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$121	$93	$119	$136	$145	$370	$400

Net investment gains (losses), net of income tax	(57)	(61)	(115)	1	32	(50)	(82)
Adjustments related to net investment gains (losses), net of income tax	1	2	1	—	1	1	2
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	65	34	5	137	178	321	320
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$65	$34	$5	$137	$178	$321	$320

Premiums, Fees and Other Revenues	$1,770	$1,762	$1,878	$1,914	$1,896	$5,338	$5,688

Incurred Loss Ratio (Mortality Experience) of Term Life	92.4%	93.2%	93.8%	91.3%	90.7%

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$330	$313	$540	$494	$994	$912	$2,028
Universal life and investment-type product policy fees	2	1	2	1	2	6	5
Investment income, net	1,545	1,639	1,502	1,406	1,359	4,615	4,267
Other revenues	63	69	64	59	103	195	226

	1,940	2,022	2,108	1,960	2,458	5,728	6,526

EXPENSES
Policyholder benefits and dividends	837	818	1,002	1,072	1,574	2,400	3,648
Interest credited to policyholder account balances	646	625	535	473	496	1,828	1,504
Other expenses	92	69	86	85	93	276	264

	1,575	1,512	1,623	1,630	2,163	4,504	5,416

Operating earnings before provision for income tax	365	510	485	330	295	1,224	1,110
Provision for income tax	126	174	164	111	100	420	375

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$239	$336	$321	$219	$195	$804	$735

Net investment gains (losses), net of income tax	(188)	(147)	(437)	140	(20)	(390)	(317)
Adjustments related to net investment gains (losses), net of income tax	(5)	22	5	11	22	(12)	38
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	46	211	(111)	370	197	402	456
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$46	$211	($111)	$370	$197	$402	$456

Premiums, Fees and Other Revenues	$395	$383	$606	$554	$1,099	$1,113	$2,259

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,195	$1,275	$1,391	$1,412	$1,405	$3,661	$4,208
Universal life and investment-type product policy fees	3	2	2	2	2	3	6
Investment income, net	176	213	190	192	176	547	558
Other revenues	100	95	110	96	101	288	307

	1,474	1,585	1,693	1,702	1,684	4,499	5,079

EXPENSES
Policyholder benefits and dividends	996	1,078	1,188	1,225	1,253	3,102	3,666
Interest credited to policyholder account balances	1	6	6	6	6	1	18
Other expenses	315	351	320	331	341	991	992

	1,312	1,435	1,514	1,562	1,600	4,094	4,676

Operating earnings before provision for income tax	162	150	179	140	84	405	403
Provision for income tax	55	52	61	47	28	139	136

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$107	$98	$118	$93	$56	$266	$267

Net investment gains (losses), net of income tax	70	122	68	(60)	129	9	137
Adjustments related to net investment gains (losses), net of income tax	(16)	(6)	4	9	14	(8)	27
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	161	214	190	42	199	267	431
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$161	$214	$190	$42	$199	$267	$431

Premiums, Fees and Other Revenues	$1,298	$1,372	$1,503	$1,510	$1,508	$3,952	$4,521
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$371	$410	$438	$404	$395	$1,148	$1,237

Incurred Loss Ratio (Morbidity Experience) of Group Disability	91.2%	90.6%	80.6%	89.7%	95.6%	91.2%	95.6%

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$17,213	$17,314	$17,323	$17,637	$17,899
Premiums and deposits	2,917	2,939	3,164	3,697	3,299
Interest on reserves	198	189	169	146	163
Surrenders and withdrawals	(1,270)	(1,398)	(1,293)	(1,597)	(1,805)
Benefits and reserves	(1,611)	(1,605)	(1,735)	(1,750)	(1,691)
Other	(133)	(116)	9	(234)	(217)

Balance, end of period	$17,314	$17,323	$17,637	$17,899	$17,648

RETIREMENT & SAVINGS	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$89,209	$91,401	$89,533	$92,653	$94,202
Premiums and deposits	3,225	2,064	5,894	9,267	12,761
Interest on reserves	1,440	1,162	1,081	1,151	1,051
Surrenders and withdrawals	(2,622)	(4,338)	(3,563)	(7,329)	(10,512)
Benefits and reserves	(716)	(605)	(701)	(747)	(802)
Other	865	(151)	409	(793)	(866)

Balance, end of period	$91,401	$89,533	$92,653	$94,202	$95,834

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$10,089	$10,819	$11,118	$11,301	$11,539
Premiums and deposits	1,635	1,224	1,369	1,385	1,389
Interest on reserves	94	110	116	120	125
Surrenders and withdrawals	26	18	14	8	(2)
Benefits and reserves	(1,022)	(1,113)	(1,217)	(1,252)	(1,281)
Other	(3)	60	(99)	(23)	52

Balance, end of period	$10,819	$11,118	$11,301	$11,539	$11,822

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$13,971	$15,261	$16,914	$16,649	$15,597
Premiums and deposits	153	1,134	174	167	132
Investment performance	452	630	(151)	(142)	(627)
Surrenders and withdrawals	(246)	(101)	(243)	(290)	(144)
Policy charges	(9)	(1)	(32)	(35)	(33)
Other	940	(9)	(13)	(752)	1,602

Balance, end of period	$15,261	$16,914	$16,649	$15,597	$16,527

RETIREMENT & SAVINGS	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$35,207	$35,607	$34,533	$34,510	$33,482
Premiums and deposits	976	754	1,141	690	1,309
Investment performance	877	(186)	467	(229)	(1,301)
Surrenders and withdrawals	(1,433)	(1,614)	(1,608)	(1,228)	(1,243)
Policy charges	(22)	(36)	(23)	(23)	(21)
Other	2	8	—	(238)	402

Balance, end of period	$35,607	$34,533	$34,510	$33,482	$32,628

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$508	$552	$599	$645	$667
Premiums and deposits	90	80	65	55	44
Investment performance	42	26	11	(16)	(6)
Surrenders and withdrawals	(26)	(25)	(20)	(14)	(4)
Policy charges	(14)	(18)	(7)	(4)	(5)
Other	(48)	(16)	(3)	1	9

Balance, end of period	$552	$599	$645	$667	$705

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Direct and allocated expenses	$428	$474	$422	$434	$452
Pension and other post-retirement benefit costs	5	5	2	2	2
Premium tax and other tax, licenses and fees	44	84	47	54	58

	477	563	471	490	512
Commissions and other expenses	93	89	103	102	100

Total Other Expenses	$570	$652	$574	$592	$612

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2007	2007	2008	2008	2008

Investment income yield	6.58%	6.81%	6.24%	6.31%	5.82%
Average crediting rate	4.58%	4.30%	3.83%	3.62%	3.55%

Annualized General Account Spread	2.00%	2.51%	2.41%	2.69%	2.27%

RETIREMENT & SAVINGS	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2007	2007	2008	2008	2008

Investment income yield	6.71%	7.14%	6.50%	5.88%	5.69%
Average crediting rate	5.52%	5.44%	4.99%	4.59%	4.73%

Annualized General Account Spread	1.19%	1.70%	1.51%	1.29%	0.96%

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2007	2007	2008	2008	2008

Investment income yield	6.53%	7.59%	6.37%	6.20%	5.34%
Average crediting rate	4.85%	4.86%	4.77%	4.84%	4.85%

Annualized General Account Spread	1.68%	2.73%	1.60%	1.36%	0.49%

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,099	$1,225	$1,067	$1,071	$1,078	$3,271	$3,216
Universal life and investment-type product policy fees	878	903	897	920	893	2,622	2,710
Investment income, net	1,725	1,814	1,691	1,696	1,652	5,284	5,039
Other revenues	146	154	148	155	147	446	450

	3,848	4,096	3,803	3,842	3,770	11,623	11,415

EXPENSES
Policyholder benefits and dividends	1,761	1,965	1,728	1,774	1,757	5,264	5,259
Interest credited to policyholder account balances	506	522	506	499	496	1,508	1,501
Capitalization of deferred policy acquisition costs	(423)	(425)	(361)	(398)	(406)	(1,193)	(1,165)
Amortization of deferred policy acquisition costs	329	304	420	389	512	1,042	1,321
Other expenses	1,122	1,151	1,042	1,094	1,084	3,280	3,220

	3,295	3,517	3,335	3,358	3,443	9,901	10,136

Operating earnings before provision for income tax	553	579	468	484	327	1,722	1,279
Provision for income tax	190	199	156	161	109	591	426

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$363	$380	$312	$323	$218	$1,131	$853

Net Income Reconciliation

Operating earnings available to common shareholders	$363	$380	$312	$323	$218	$1,131	$853

Net investment gains (losses)	(35)	(22)	(98)	(256)	353	(122)	(1)
Net investment gains (losses) tax provision	11	8	34	89	(126)	42	(3)

Net investment gains (losses), net of income tax	(24)	(14)	(64)	(167)	227	(80)	(4)

Adjustments related to universal life and investment-type product policy fees	(4)	2	5	(3)	—	(14)	2
Adjustments related to policyholder benefits and dividends	(52)	(51)	(77)	(77)	(71)	(159)	(225)
Adjustments related to other expenses	37	19	114	144	(1)	106	257
Adjustments related to tax provision	7	12	(14)	(21)	27	25	(8)

Adjustments related to net investment gains (losses), net of income tax (1)	(12)	(18)	28	43	(45)	(42)	26

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	327	348	276	199	400	1,009	875
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$327	$348	$276	$199	$400	$1,009	$875

Premiums, Fees and Other Revenues	$2,123	$2,282	$2,112	$2,146	$2,118	$6,339	$6,376

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$1,012	$1,144	$985	$990	$1,019	$3,013	$2,994
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	822	842	801	835	813	2,461	2,449
Other revenues	—	2	—	—	2	(1)	2

	1,834	1,988	1,786	1,825	1,834	5,473	5,445

EXPENSES
Policyholder benefits and dividends	1,495	1,680	1,435	1,453	1,472	4,445	4,360
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(63)	(69)	(59)	(64)	(67)	(183)	(190)
Amortization of deferred policy acquisition costs	52	(30)	45	46	56	178	147
Other expenses	270	255	232	245	241	745	718

	1,754	1,836	1,653	1,680	1,702	5,185	5,035

Operating earnings before provision for income tax	80	152	133	145	132	288	410
Provision for income tax	26	51	43	47	43	95	133

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$54	$101	$90	98	$89	$193	$277

Net investment gains (losses), net of income tax	(52)	(33)	(92)	8	(15)	(31)	(99)
Adjustments related to net investment gains (losses), net of income tax	(6)	(3)	11	(20)	(27)	(52)	(36)
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	(4)	65	9	86	47	110	142
Preferred stock dividends	—	—	—	—	—	—	—

Net income	($4)	$65	$9	$86	$47	$110	$142

Premiums, Fees and Other Revenues	$1,012	$1,146	$985	$990	$1,021	$3,012	$2,996

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	381	367	410	417	409	1,171	1,236
Investment income, net	207	226	223	218	215	647	656
Other revenues	2	3	1	1	3	2	5

	590	596	634	636	627	1,820	1,897

EXPENSES
Policyholder benefits and dividends	127	128	170	152	155	371	477
Interest credited to policyholder account balances	155	157	154	158	161	458	473
Capitalization of deferred policy acquisition costs	(109)	(130)	(106)	(112)	(102)	(304)	(320)
Amortization of deferred policy acquisition costs	94	64	131	117	138	312	386
Other expenses	227	255	224	227	224	675	675

	494	474	573	542	576	1,512	1,691

Operating earnings before provision for income tax	96	122	61	94	51	308	206
Provision for income tax	33	42	20	31	17	106	68

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$63	$80	$41	$63	$34	$202	$138

Net investment gains (losses), net of income tax	(11)	3	(22)	(17)	(3)	(59)	(42)
Adjustments related to net investment gains (losses), net of income tax	5	(4)	3	5	3	12	11
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	57	79	22	51	34	155	107
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$57	$79	$22	$51	$34	$155	$107

Premiums, Fees and Other Revenues	$383	$370	$411	$418	$412	$1,173	$1,241

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$86	$81	$82	$81	$59	$258	$222
Universal life and investment-type product policy fees	442	475	431	444	430	1,288	1,305
Investment income, net	649	697	625	599	583	2,040	1,807
Other revenues	44	46	42	47	44	128	133

	1,221	1,299	1,180	1,171	1,116	3,714	3,467

EXPENSES
Policyholder benefits and dividends	139	157	123	169	130	449	422
Interest credited to policyholder account balances	327	344	334	322	316	978	972
Capitalization of deferred policy acquisition costs	(251)	(226)	(196)	(222)	(237)	(706)	(655)
Amortization of deferred policy acquisition costs	183	270	244	226	318	552	788
Other expenses	463	471	423	455	464	1,349	1,342

	861	1,016	928	950	991	2,622	2,869

Operating earnings before provision for income tax	360	283	252	221	125	1,092	598
Provision for income tax	125	98	85	75	42	378	202

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$235	$185	$167	$146	$83	$714	$396

Net investment gains (losses), net of income tax	48	25	66	(150)	237	23	153
Adjustments related to net investment gains (losses), net of income tax	(11)	(11)	14	58	(21)	(2)	51
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	272	199	247	54	299	735	600
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$272	$199	$247	$54	$299	$735	$600

Premiums, Fees and Other Revenues	$572	$602	$555	$572	$533	$1,674	$1,660

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$1	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	55	61	56	59	54	163	169
Investment income, net	47	49	42	44	41	136	127
Other revenues	100	103	105	107	98	317	310

	203	213	203	210	193	616	606

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	(1)	—
Interest credited to policyholder account balances	24	21	18	19	19	72	56
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	162	170	163	167	155	511	485

	186	191	181	186	174	582	541

Operating earnings before provision for income tax	17	22	22	24	19	34	65
Provision for income tax	6	8	8	8	7	12	23

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$11	$14	$14	16	$12	$22	$42

Net investment gains (losses), net of income tax	(9)	(9)	(16)	(8)	8	(13)	(16)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	2	5	(2)	8	20	9	26
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$2	$5	($2)	$8	$20	$9	$26

Premiums, Fees and Other Revenues	$156	$164	$161	$166	$152	$480	$479

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$54	$57	$51	$53	$51
Variable Life 1st Year	50	61	50	41	46
Universal Life 1st Year	174	196	150	156	168

Total Life First Year Premiums & Deposits	278	314	251	250	265

Life Renewal Premiums and Deposits
Traditional Life	1,035	1,206	984	1,055	1,039
Variable & Universal Life	568	597	633	577	588

Total Life Renewal Premiums and Deposits	1,603	1,803	1,617	1,632	1,627

Annuities Deposits (3)
Fixed Annuity Deposits	320	261	272	277	499
Variable Annuity Deposits	4,078	3,697	3,192	3,538	3,787

Total Annuity Deposits	4,398	3,958	3,464	3,815	4,286

Total Premiums and Deposits	$6,279	$6,075	$5,332	$5,697	$6,178

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$265	$284	$266	$251	$248
Variable Annuities	2,974	2,450	2,121	2,285	2,212

Total Separate Accounts	3,239	2,734	2,387	2,536	2,460

General Accounts
Traditional Life	1,089	1,263	1,035	1,108	1,090
Variable & Universal Life	527	570	567	523	554
Fixed Annuities	320	261	272	277	499
Variable Annuities	1,104	1,247	1,071	1,253	1,575

Total General Account	3,040	3,341	2,945	3,161	3,718

Total Premiums and Deposits	$6,279	$6,075	$5,332	$5,697	$6,178

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	33.5%	33.3%	31.9%	32.4%	30.9%
Annuities	67.6%	61.9%	61.2%	59.9%	51.6%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $265 million of Life First Year Premiums and Deposits received during the three months ended September 30, 2008, approximately 47% were distributed through MetLife agents, 15% through New England Financial agents, 34% through MetLife’s Independent Distribution channel and 4% through other distribution channels.

(3)	Of the $4,286 million of Annuity Deposits received during the three months ended September 30, 2008, approximately 24% were distributed through MetLife agents, 7% through New England Financial agents, 59% through MetLife’s Independent Distribution channel and 10% through MetLife Resources representatives.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2007	2007	2008	2008	2008

Mortality as a Percentage of Expected	85.0%	82.3%	93.4%	89.8%	82.7%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.7%	5.8%	5.8%	5.9%	5.9%
Variable & Universal Life	5.4%	5.4%	5.5%	5.6%	5.6%
Variable Annuities	10.4%	10.2%	10.0%	9.7%	9.5%
Fixed Annuities	14.6%	14.4%	13.9%	12.5%	11.2%

Actual Number of Sales Representatives
MetLife Distribution	6,270	6,243	6,423	6,447	6,484
New England Financial	2,149	2,155	2,220	2,278	2,335
Independent Distribution Wholesalers	193	200	193	201	199
MetLife Resources	709	698	688	688	655
Walnut Street and Tower Square Securities	1,389	1,351	1,354	1,371	1,361
P&C Specialists	607	592	565	552	546

Total Agents	11,317	11,239	11,443	11,537	11,580

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$52,067	$52,206	$52,496	$52,572	$52,714
Premiums and deposits (1)	1,103	1,237	1,070	1,078	1,104
Interest on reserves	531	534	531	535	538
Surrenders and withdrawals	(477)	(452)	(464)	(459)	(454)
Benefit payments	(530)	(616)	(615)	(546)	(528)
Other	(488)	(413)	(446)	(466)	(520)

Balance, end of period	$52,206	$52,496	$52,572	$52,714	$52,854

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$15,590	$15,686	$15,883	$16,071	$16,209
Premiums and deposits (1) (2)	543	561	574	526	558
Interest on reserves	156	157	153	159	161
Surrenders and withdrawals	(190)	(123)	(157)	(138)	(129)
Net transfers from (to) separate account	22	28	27	9	22
Policy charges	(389)	(391)	(397)	(405)	(418)
Benefit payments	(37)	(36)	(43)	(41)	(45)
Other	(9)	1	31	28	50

Balance, end of period	$15,686	$15,883	$16,071	$16,209	$16,408

ANNUITIES	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$41,835	$41,323	$40,872	$41,124	$40,948
Premiums and deposits (1) (2)	1,491	1,577	1,428	1,635	2,128
Interest on reserves	434	417	415	401	405
Surrenders and withdrawals	(1,549)	(1,410)	(1,245)	(1,154)	(1,131)
Net transfers from (to) separate account	(718)	(942)	(307)	(683)	(315)
Policy charges	—	(3)	(5)	(4)	(6)
Benefit payments	(291)	(277)	(295)	(288)	(267)
Other	121	187	261	(83)	33

Balance, end of period	$41,323	$40,872	$41,124	$40,948	$41,795

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$11,018	$11,073	$10,840	$9,932	$9,802
Premiums and deposits (1)	275	295	276	296	273
Investment performance	151	(167)	(842)	(29)	(914)
Surrenders and withdrawals	(174)	(180)	(160)	(226)	(156)
Net transfers from (to) fixed account	(22)	(28)	(27)	(9)	(22)
Policy charges	(158)	(163)	(156)	(160)	(159)
Other	(17)	10	1	(2)	10

Balance, end of period	$11,073	$10,840	$9,932	$9,802	$8,834

ANNUITIES	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Balance, beginning of period	$90,888	$93,341	$92,078	$84,823	$84,269
Premiums and deposits (1)	3,285	2,780	2,271	2,477	2,404
Investment performance	1,411	(1,881)	(7,109)	(930)	(8,645)
Surrenders and withdrawals	(2,561)	(2,706)	(2,363)	(2,397)	(2,047)
Net transfers from (to) fixed account	718	942	307	683	315
Policy charges	(376)	(397)	(364)	(384)	(364)
Other	(24)	(1)	3	(3)	2

Balance, end of period	$93,341	$92,078	$84,823	$84,269	$75,934

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$975	$980	$881	$935	$942
DAC Capitalization (1)	(435)	(440)	(374)	(412)	(414)

Net Insurance Expenses	$540	$540	$507	$523	$528

EXPENSES

Commissions	$345	$349	$299	$323	$329
Other deferrable expenses	154	173	147	164	162
Direct and allocated expenses, not deferred	431	411	389	407	406
Pension and other post-retirement benefit costs	14	19	11	11	11
Premium tax and other tax, licenses and fees	31	33	34	31	35

Insurance Expenses	975	985	880	936	943

Broker-dealer and other expenses	161	171	165	169	155
Reinsurance allowances	(14)	(5)	(3)	(11)	(14)

Total Other Expenses	$1,122	$1,151	$1,042	$1,094	$1,084

(1)	Excludes $12 million, $15 million, $13 million, $14 million and $8 million of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2007	2007	2008	2008	2008

Investment income yield	6.30%	6.52%	6.44%	6.33%	6.12%
Average crediting rate	4.55%	4.54%	4.50%	4.56%	4.51%

Annualized General Account Spread	1.75%	1.98%	1.94%	1.77%	1.61%

ANNUITIES	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2007	2007	2008	2008	2008

Investment income yield	6.50%	6.89%	6.25%	6.02%	5.72%
Average crediting rate	3.80%	3.91%	3.82%	3.75%	3.71%

Annualized General Account Spread	2.70%	2.98%	2.43%	2.27%	2.01%

INTERNATIONAL
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except number of sales representatives)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$780	$824	$904	$920	$893	$2,272	$2,717
Universal life and investment-type product policy fees	238	280	290	293	264	715	847
Investment income, net	370	359	274	365	348	890	987
Other revenues	4	2	7	6	—	22	13

	1,392	1,465	1,475	1,584	1,505	3,899	4,564

EXPENSES
Policyholder benefits and dividends	708	574	762	830	869	1,947	2,461
Interest credited to policyholder account balances	111	85	47	89	6	269	142
Capitalization of deferred policy acquisition costs	(206)	(257)	(239)	(203)	(204)	(486)	(646)
Amortization of deferred policy acquisition costs	36	93	113	99	36	216	248
Other expenses	541	763	556	574	580	1,420	1,710

	1,190	1,258	1,239	1,389	1,287	3,366	3,915

Operating earnings before provision for income tax	202	207	236	195	218	533	649
Provision for income tax	67	14	99	48	74	158	221

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$135	$193	$137	$147	$144	$375	$428

Net Income Reconciliation

Operating earnings available to common shareholders	$135	$193	$137	$147	$144	$375	$428

Net investment gains (losses)	18	(9)	131	(145)	263	63	249
Net investment gains (losses) tax provision	(5)	4	(42)	37	(100)	(20)	(105)

Net investment gains (losses), net of income tax	13	(5)	89	(108)	163	43	144

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	17	34	(65)	210	(82)	23	63
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	(6)	(11)	25	(76)	29	(8)	(22)

Adjustments related to net investment gains (losses), net of income tax (1)	11	23	(40)	134	(53)	15	41

Discontinued operations, net of income tax	44	(6)	—	—	—	(3)	—

Net income available to common shareholders	203	205	186	173	254	430	613
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$203	$205	$186	$173	$254	$430	$613

Premiums, Fees and Other Revenues	$1,022	$1,106	$1,201	$1,219	$1,157	$3,009	$3,577

Number of Sales Representatives	3,786	4,386	4,847	5,067	5,136	3,786	5,136

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Earned premiums	$750	$761	$745	$742	$745	$2,205	$2,232
Investment income, net	47	54	51	50	48	142	149
Other revenues	10	15	11	10	9	28	30

	807	830	807	802	802	2,375	2,411

EXPENSES
Losses and loss adjustment expense	455	479	479	541	472	1,332	1,492
Other expenses	207	217	203	205	196	612	604

	662	696	682	746	668	1,944	2,096

Operating earnings before provision for income tax	145	134	125	56	134	431	315
Provision for income tax	36	31	27	4	33	108	64

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$109	$103	$98	$52	$101	$323	$251

Net Income Reconciliation

Operating earnings available to common shareholders	$109	$103	$98	$52	$101	$323	$251

Net investment gains (losses)	—	3	(11)	(13)	(67)	12	(91)
Net investment gains (losses) tax provision	—	(1)	4	4	23	(4)	31

Net investment gains (losses), net of income tax	—	2	(7)	(9)	(44)	8	(60)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax provision	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	109	105	91	43	57	331	191
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$109	$105	$91	$43	$57	$331	$191

Premiums, Fees and Other Revenues	$760	$776	$756	$752	$754	$2,233	$2,262

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Earned premiums	$526	$535	$517	$516	$517	$1,549	$1,550
Investment income, net	34	38	37	35	35	102	107
Other revenues	6	7	7	7	5	17	19

	566	580	561	558	557	1,668	1,676

EXPENSES
Losses and loss adjustment expense	327	352	331	316	293	973	940
Other expenses	138	144	135	138	130	411	403

	465	496	466	454	423	1,384	1,343

Operating earnings before provision for income tax	101	84	95	104	134	284	333
Provision for income tax	25	19	21	24	35	69	80

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$76	$65	$74	$80	$99	$215	$253

Net investment gains (losses), net of income tax	—	1	(5)	(6)	(30)	6	(41)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	76	66	69	74	69	221	212
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$76	$66	$69	$74	$69	$221	$212

Premiums, Fees and Other Revenues	$532	$542	$524	$523	$522	$1,566	$1,569

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Earned premiums	$224	$226	$228	$226	$228	$656	$682
Investment income, net	13	16	14	15	13	40	42
Other revenues	4	8	4	3	4	11	11

	241	250	246	244	245	707	735

EXPENSES
Losses and loss adjustment expense	128	127	148	225	179	359	552
Other expenses	69	73	68	67	66	201	201

	197	200	216	292	245	560	753

Operating earnings before provision for income tax	44	50	30	(48)	—	147	(18)
Provision for income tax	11	12	6	(20)	(2)	39	(16)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$33	$38	$24	($28)	$2	$108	($2)

Net investment gains (losses), net of income tax	—	1	(2)	(3)	(14)	2	(19)
Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—
Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	33	39	22	(31)	(12)	110	(21)
Preferred stock dividends	—	—	—	—	—	—	—

Net income	$33	$39	$22	($31)	($12)	$110	($21)

Premiums, Fees and Other Revenues	$228	$234	$232	$229	$232	$667	$693

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions, except number of sales representatives)	2007	2007	2008	2008	2008

Written Premiums by Product
Preferred/Standard Automobile	$531	$510	$510	$513	$512
Non-Standard Automobile	9	8	9	7	8
Homeowners & Other	247	216	197	236	250

Total	$787	$734	$716	$756	$770

Selected Financial Information and Supplemental Data
Total Auto & Home
Loss and loss adjustment expense ratio	60.7%	62.9%	64.1%	72.8%	63.3%
Other expense ratio	26.6%	28.2%	26.7%	26.7%	25.7%

Total combined ratio (1)	87.3%	91.1%	90.8%	99.5%	89.0%
Effect of catastrophe losses	2.6%	1.6%	3.2%	17.6%	9.4%

Combined ratio excluding catastrophes	84.7%	89.5%	87.6%	81.9%	79.6%

Auto
Loss and loss adjustment expense ratio	62.0%	65.9%	63.8%	61.1%	56.7%
Other expense ratio	25.7%	26.3%	25.4%	25.6%	24.4%

Total combined ratio (1)	87.7%	92.2%	89.2%	86.7%	81.1%
Effect of catastrophe losses	0.2%	(1.4%)	0.5%	2.7%	1.0%

Combined ratio excluding catastrophes	87.5%	93.6%	88.7%	84.0%	80.1%

Homeowners & Other
Loss and loss adjustment expense ratio	57.6%	55.7%	64.9%	99.5%	78.5%
Other expense ratio	28.6%	32.8%	29.6%	28.8%	28.5%

Total combined ratio (1)	86.2%	88.5%	94.5%	128.3%	107.0%
Effect of catastrophe losses	8.0%	8.3%	9.4%	51.8%	28.5%

Combined ratio excluding catastrophes	78.2%	80.2%	85.1%	76.5%	78.5%

Pre-Tax Catastrophe Losses
Auto	$1	($7)	$3	$14	$5
Homeowners & Other	18	19	21	117	65

Total	$19	$12	$24	$131	$70

Catastrophe points on combined ratios	2.6	1.6	3.2	17.6	9.4

Number of Sales Representatives	86	90	93	92	84

(1)	The total combined ratio reflects payment fees as a credit to other expenses for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, which resulted in a 0.6, 0.6, 0.7, 0.6 and 0.7 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.7 and 0.4 of a percentage point, respectively, for September 30, 2007, 0.7 and 0.4 of a percentage point, respectively, for December 31, 2007, 0.8, and 0.4 of a percentage point, respectively, for March 31, 2008, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2008 and 0.7 and 0.4 of a percentage point, respectively, for September 30, 2008.

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008	2007	2008

REVENUES
Premiums	$7	$12	$6	$12	$8	$23	$26
Investment income, net	367	364	256	240	161	1,077	657
Other revenues	4	10	12	10	42	63	64

	378	386	274	262	211	1,163	747

EXPENSES
Policyholder benefits and dividends	11	14	10	14	12	33	36
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Interest credited to bank deposits	50	49	44	39	40	150	123
Interest expense	245	248	266	249	250	627	765
Other expenses	49	117	44	116	230	216	390

	355	428	364	418	532	1,026	1,314

Operating earnings before provision for income tax	23	(42)	(90)	(156)	(321)	137	(567)
Benefit for income tax	(50)	(37)	(92)	(102)	(131)	(116)	(325)

Operating earnings	73	(5)	2	(54)	(190)	253	(242)
Preferred stock dividends	34	35	33	31	30	102	94

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$39	($40)	($31)	($85)	($220)	$151	($336)

Net Income Reconciliation

Operating earnings available to common shareholders	$39	($40)	($31)	($85)	($220)	$151	($336)

Net investment gains (losses)	9	(12)	(16)	(38)	(26)	52	(80)
Net investment gains (losses) tax provision	(6)	(14)	6	15	(5)	(19)	16

Net investment gains (losses), net of income tax	3	(26)	(10)	(23)	(31)	33	(64)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	1	(1)	—	—	—	1	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	1	(1)	—	—	—	1	—

Discontinued operations, net of income tax	31	33	19	59	(434)	152	(356)

Net income available to common shareholders	74	(34)	(22)	(49)	(685)	337	(756)
Preferred stock dividends	34	35	33	31	30	102	94

Net income	$108	$1	$11	($18)	($655)	$439	($662)

Premiums, Fees and Other Revenues	$11	$22	$18	$22	$50	$86	$90

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Fixed Maturity Securities
Yield (1)	6.51%	6.59%	6.50%	6.51%	6.38%
Investment income (2)	$3,210	$3,204	$3,145	$3,194	$3,115
Investment gains (losses)	($295)	($66)	($204)	($301)	($919)
Ending carrying value (2)	$244,263	$233,623	$235,509	$232,406	$213,433

Mortgage and Consumer Loans
Yield (1)	6.83%	6.57%	6.19%	6.10%	5.99%
Investment income (3)	$692	$696	$676	$676	$687
Investment gains (losses)	$21	($32)	($27)	($35)	$26
Ending carrying value	$44,022	$46,198	$46,964	$48,200	$50,646

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	8.56%	9.77%	5.06%	6.77%	2.83%
Investment income	$132	$160	$87	$121	$53
Investment gains (losses)	$3	$11	($2)	$4	$1
Ending carrying value	$6,360	$6,769	$6,963	$7,328	$7,556

Policy Loans
Yield (1)	6.29%	6.22%	6.25%	6.25%	6.10%
Investment income	$146	$145	$149	$150	$149
Ending carrying value	$9,303	$9,360	$9,700	$9,715	$9,776

Equity Securities (7)
Yield (1)	4.83%	6.92%	4.86%	6.01%	4.00%
Investment income	$66	$92	$65	$80	$45
Investment gains (losses)	$31	$56	($10)	($3)	($181)
Ending carrying value	$6,106	$5,913	$5,369	$5,230	$3,477

Other Limited Partnership Interests (7)
Yield (1)	16.92%	25.22%	8.99%	4.63%	(3.91%)
Investment income	$206	$340	$132	$70	($62)
Investment gains (losses)	$7	($7)	($3)	($12)	($16)
Ending carrying value	$5,371	$6,155	$6,349	$6,707	$6,353

Cash and Short-Term Investments
Yield (1)	4.54%	4.22%	3.12%	2.66%	1.89%
Investment income	$98	$113	$95	$86	$78
Investment gains (losses)	$2	$—	$1	$—	$—
Ending carrying value	$9,736	$12,537	$13,136	$15,385	$22,779

Other Invested Assets (5) (6) (8)
Investment income	$137	$168	$67	29	$102
Investment gains (losses)	($48)	($130)	($493)	$17	$1,827
Ending carrying value	$6,799	$8,064	$9,795	$8,606	$9,745

Total Investments
Gross investment income yield (1)	6.76%	7.00%	6.19%	6.08%	5.67%
Investment fees and expenses yield	(0.15%)	(0.17%)	(0.17%)	(0.16%)	(0.15%)

Net Investment Income Yield	6.61%	6.83%	6.02%	5.92%	5.52%

Gross investment income	$4,687	$4,918	$4,416	$4,406	$4,167
Investment fees and expenses	(110)	(117)	(118)	(116)	(108)

Net Investment Income	$4,577	$4,801	$4,298	$4,290	$4,059

Ending carrying value	$331,960	$328,619	$333,785	$333,577	$323,765

Gross investment gains	$344	$475	$405	$283	$1,105
Gross investment losses (8)	(536)	(440)	(531)	(346)	(465)
Writedowns (8)	(50)	(73)	(186)	(262)	(1,048)

Subtotal	(242)	(38)	(312)	(325)	(408)
Derivative & other instruments not qualifying for hedge accounting (8)	(37)	(130)	(426)	(5)	1,146

Investment Gains (Losses)	(279)	(168)	(738)	(330)	738
Investment gains (losses) tax benefit (provision)	96	39	262	104	(282)

Investment Gains (Losses), Net of Income Tax	($183)	($129)	($476)	($226)	$456

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $824 million, $779 million, $808 million, $883 million and $788 million in ending carrying value, and $21 million, ($2) million, ($51) million, $9 million and ($95) million of investment income (loss) related to trading securities at or for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $1 million, $14 million, $2 million, $15 million and $9 million, related to discontinued operations for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively. Included in net investment gains (losses) from real estate and real estate joint ventures is $7 million for the three months ended December 31, 2007. There were no discontinued operations included in net investment gains (losses) from other real estate and real estate joint ventures for any other period presented.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $64 million, $69 million, ($8) million, ($40) million and ($1) million for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $6 million, $11 million, $16 million, $14 million and $8 million for the three months ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008 respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets it has been excluded from the table above.

(7)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(8)	The components of investment gains (losses) for the three months ended September 30, 2008, are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Fixed Maturity Securities
Yield (1)	6.36%	6.42%	6.50%	6.51%	6.46%
Investment income (2)	$9,254	$12,458	$3,145	$6,339	$9,454
Investment gains (losses)	($606)	($672)	($204)	($505)	($1,424)
Ending carrying value (2)	$244,263	$233,623	$235,509	$232,406	$213,433

Mortgage and Consumer Loans
Yield (1)	6.55%	6.56%	6.19%	6.14%	6.09%
Investment income (3)	$1,954	$2,650	$676	$1,352	$2,039
Investment gains (losses)	$34	$2	($27)	($62)	($36)
Ending carrying value	$44,022	$46,198	$46,964	$48,200	$50,646

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	10.48%	10.28%	5.06%	5.94%	4.86%
Investment income	$447	$607	$87	$208	$261
Investment gains (losses)	$46	$57	($2)	$2	$3
Ending carrying value	$6,360	$6,769	$6,963	$7,328	$7,556

Policy Loans
Yield (1)	6.22%	6.22%	6.25%	6.25%	6.20%
Investment income	$429	$574	$149	$299	$448
Ending carrying value	$9,303	$9,360	$9,700	$9,715	$9,776

Equity Securities (7)
Yield (1)	4.08%	4.83%	4.86%	5.43%	5.01%
Investment income	$152	$244	$65	$145	$190
Investment gains (losses)	$108	$164	($10)	($13)	($194)
Ending carrying value	$6,106	$5,913	$5,369	$5,230	$3,477

Other Limited Partnership Interests (7)
Yield (1)	27.81%	27.09%	8.99%	6.76%	3.08%
Investment income	$969	$1,309	$132	$202	$140
Investment gains (losses)	$22	$15	($3)	($15)	($31)
Ending carrying value	$5,371	$6,155	$6,349	$6,707	$6,353

Cash and Short-Term Investments
Yield (1)	5.23%	4.92%	3.12%	2.88%	2.49%
Investment income	$315	$428	$95	$181	$259
Investment gains (losses)	$3	$3	$1	$1	$1
Ending carrying value	$9,736	$12,537	$13,136	$15,385	$22,779

Other Invested Assets (5) (6) (8)
Investment income	$358	$526	$67	$96	$198
Investment gains (losses)	($270)	($399)	($493)	($476)	$1,351
Ending carrying value	$6,799	$8,064	$9,795	$8,606	$9,745

Total Investments
Gross investment income yield (1)	6.81%	6.86%	6.19%	6.13%	5.98%
Investment fees and expenses yield	(0.15%)	(0.16%)	(0.17%)	(0.16%)	(0.16%)

Net Investment Income Yield	6.66%	6.70%	6.02%	5.97%	5.82%

Gross investment income	$13,878	$18,796	$4,416	$8,822	$12,989
Investment fees and expenses	(311)	(428)	(118)	(234)	(342)

Net Investment Income	$13,567	$18,368	$4,298	$8,588	$12,647

Ending carrying value	$331,960	$328,619	$333,785	$333,577	$323,765

Gross investment gains	$967	$1,440	$405	$688	$1,793
Gross investment losses (8)	(1,299)	(1,739)	(531)	(877)	(1,342)
Writedowns (8)	(75)	(148)	(186)	(448)	(1,496)

Subtotal	(407)	(447)	(312)	(637)	(1,045)
Derivative & other instruments not qualifying for hedge accounting (8)	(256)	(383)	(426)	(431)	715

Investment Gains (Losses)	(663)	(830)	(738)	(1,068)	(330)
Investment gains (losses) tax benefit (provision)	236	275	262	366	84

Investment Gains (Losses), Net of Income Tax	($427)	($555)	($476)	($702)	($246)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $824 million, $779 million, $808 million, $883 million and $788 million in ending carrying value, and $52 million, $50 million, ($51) million, ($42) million and $(137) million of investment income (loss) related to trading securities at or for the year-to-date ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $15 million, $29 million, $2 million, $17 million and $26 million related to discontinued operations for year-to-date ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively. Included in net investment gains (losses) from real estate and real estate joint ventures is $5 million and $12 million related to discontinued operations for year-to-date ended September 30, 2007 and December 31, 2007, respectively. There were no discontinued operations included in net investment gains (losses) from other real estate and real estate joint ventures for any other period presented.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $187 million, $256 million, ($8) million, ($48) million and ($49) million for the year-to-date ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $15 million, $26 million, $16 million, $30 million and $38 million for the year-to-date ended September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not a meaningful measure of performance for other invested assets it has been excluded from the table above.

(7)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(8)	The components of investment gains (losses) for the nine months ended September 30, 2008, are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,795	97.2%	$3,870	90.6%	$5,921	70.1%	$6,965	75.0%	$9,163	54.9%
20% or more for less than six months	95	2.4%	384	9.0%	2,452	29.0%	1,980	21.3%	5,672	33.9%
20% or more for six months or greater	16	0.4%	19	0.4%	76	0.9%	340	3.7%	1,873	11.2%

Total Gross Unrealized Losses	$3,906	100.0%	$4,273	100.0%	$8,449	100.0%	$9,285	100.0%	$16,708	100.0%

Total Gross Unrealized Gains	$6,006		$7,270		$8,017		$5,635		$4,487

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES (1)

	September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$192	89.3%	$316	70.2%	$211	29.3%	$171	23.0%	$60	9.4%
20% or more for less than six months	23	10.7%	134	29.8%	508	70.6%	567	76.0%	416	65.1%
20% or more for six months or greater	—	—%	—	—%	1	0.1%	8	1.0%	163	25.5%

Total Gross Unrealized Losses	$215	100.0%	$450	100.0%	$720	100.0%	$746	100.0%	$639	100.0%

Total Gross Unrealized Gains	$662		$628		$432		$399		$92

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$77,103	31.7%	$74,112	31.8%	$72,890	31.1%	$72,876	31.5%	$68,029	32.0%
Residential mortgage-backed securities		57,995	23.8%	55,075	23.7%	55,193	23.5%	53,243	23.0%	46,983	22.1%
Foreign corporate securities		37,714	15.5%	37,255	16.0%	36,702	15.6%	36,481	15.8%	34,396	16.2%
US Treasury/agency securities		22,048	9.0%	21,241	9.1%	22,083	9.4%	20,171	8.7%	16,636	7.8%
Commercial mortgage-backed securities		19,362	8.0%	17,083	7.4%	17,961	7.7%	17,575	7.6%	15,905	7.5%
Asset-backed securities		11,438	4.7%	10,577	4.5%	11,132	4.7%	12,620	5.5%	12,791	6.0%
Foreign government securities		12,853	5.3%	12,815	5.5%	12,883	5.5%	12,835	5.5%	11,935	5.6%
State and political subdivision securities		4,591	1.9%	4,368	1.9%	5,558	2.4%	5,438	2.3%	5,912	2.8%
Other fixed maturity securities		335	0.1%	318	0.1%	299	0.1%	284	0.1%	58	—%

Total Fixed Maturity Securities		$243,439	100.0%	$232,844	100.0%	$234,701	100.0%	$231,523	100.0%	$212,645	100.0%

NAIC RATING (1)	RATING AGENCY EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$174,293	71.6%	$168,130	72.2%	$172,293	73.4%	$170,632	73.7%	$155,352	73.1%
2	Baa	50,498	20.8%	47,296	20.3%	46,136	19.7%	45,451	19.6%	43,161	20.3%
3	Ba	11,058	4.5%	10,540	4.5%	10,066	4.3%	9,382	4.1%	8,799	4.1%
4	B	7,118	2.9%	6,437	2.8%	5,687	2.4%	5,427	2.3%	4,647	2.2%
5	Caa and lower	408	0.2%	428	0.2%	487	0.2%	604	0.3%	623	0.3%
6	In or near default	64	—%	13	—%	32	—%	27	—%	63	—%

Total Fixed Maturity Securities		$243,439	100.0%	$232,844	100.0%	$234,701	100.0%	$231,523	100.0%	$212,645	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE

	September 30, 2007		December 31, 2007		March 31, 2008		June 30, 2008		September 30, 2008
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,344	22.3%	$8,440	24.3%	$8,425	24.2%	$8,661	24.6%	$8,584	23.9%
South Atlantic	7,280	22.1%	7,770	22.4%	7,932	22.8%	7,862	22.3%	8,099	22.6%
Middle Atlantic	5,102	15.5%	5,043	14.5%	5,038	14.5%	5,292	15.0%	5,785	16.1%
International	3,873	11.8%	3,642	10.5%	3,759	10.8%	3,903	11.1%	3,695	10.3%
West South Central	2,772	8.4%	2,894	8.3%	2,917	8.4%	2,862	8.1%	3,065	8.5%
East North Central	3,052	9.2%	2,867	8.3%	2,592	7.5%	2,570	7.3%	2,607	7.3%
New England	1,211	3.7%	1,464	4.2%	1,517	4.3%	1,514	4.3%	1,535	4.3%
Mountain	1,007	3.1%	1,002	2.9%	1,109	3.2%	1,058	3.0%	1,058	2.9%
West North Central	689	2.1%	974	2.8%	758	2.2%	762	2.2%	758	2.1%
East South Central	482	1.5%	481	1.4%	480	1.4%	470	1.3%	470	1.3%
Other	93	0.3%	92	0.4%	258	0.7%	257	0.8%	256	0.7%

Total	$32,905	100.0%	$34,669	100.0%	$34,785	100.0%	$35,211	100.0%	$35,912	100.0%

Office	$14,603	44.4%	$15,224	43.9%	$15,224	43.8%	$15,056	42.8%	$15,351	42.8%
Retail	7,130	21.7%	7,335	21.2%	7,801	22.4%	8,211	23.3%	8,094	22.5%
Apartments	3,900	11.8%	4,371	12.6%	3,955	11.4%	4,024	11.4%	4,137	11.5%
Hotel	2,990	9.1%	3,258	9.4%	3,227	9.2%	3,139	8.9%	3,132	8.7%
Industrial	2,663	8.1%	2,622	7.6%	2,782	8.0%	2,871	8.2%	2,849	8.0%
Other	1,619	4.9%	1,859	5.3%	1,796	5.2%	1,910	5.4%	2,349	6.5%

Total	$32,905	100.0%	$34,669	100.0%	$34,785	100.0%	$35,211	100.0%	$35,912	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Wholly-owned	$3,950	$3,995	$4,003	$4,017	$4,065
Joint ventures	2,407	2,771	2,957	3,308	3,488

Subtotal	6,357	6,766	6,960	7,325	7,553
Foreclosed	3	3	3	3	3

Total Real Estate (1)	$6,360	$6,769	$6,963	$7,328	$7,556

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2007	2007	2008	2008	2008

Commercial mortgages	$32,905	$34,669	$34,785	$35,211	$35,912
Agricultural mortgages	10,065	10,484	10,641	11,620	12,101
Consumer loans	1,052	1,040	1,095	1,190	1,209
Mortgage loans held-for-sale	—	5	443	179	1,424

Total	$44,022	$46,198	$46,964	$48,200	$50,646

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of October 27, 2008

	Moody’s	Standard &	A.M. Best	Fitch
	Investors Service	Poor’s	Company	Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+	NR
General American Life Insurance Company	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR	NR
MetLife Investors Insurance Company	Aa2	AA	A+	AA
MetLife Investors USA Insurance Company	Aa2	AA	A+	AA
Metropolitan Casualty Insurance Company	NR	NR	A	NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A	NR
Metropolitan General Insurance Company	NR	NR	A	NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A	NR
Metropolitan Life Insurance Company	Aa2	AA	A+	AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR	NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A	NR
Metropolitan Property and Casualty Insurance Company	NR	NR	A	NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+	NR
New England Life Insurance Company	Aa2	AA	A+	AA
Texas Life Insurance Company	NR	NR	A	NR

Credit Ratings

MetLife Short Term Funding LLC
Commercial Paper	P-1	A-1+	NR	NR

General American Life Insurance Company
Surplus Notes	A1	A+	a+	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	A
Commercial Paper	P-1	A-1	AMB-1	F1
Subordinated Debt	A3	NR	a-	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	A-
Preferred Stock	Baa1	BBB+	bbb+	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB	bbb+	A-

MetLife Capital Trust II & III
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust IV & X
Trust Securities	Baa1	BBB+	bbb+	A-

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	NR

MetLife Institutional Funding I, LLC
Senior Secured Debt	Aa2	AA	aa	NR

Metropolitan Life Insurance Company
Surplus Notes	A1	A+	a+	A+
NR     Not Rated